Property, plant and equipment - Schedule of Key Assumptions Used for Assessing Recoverable Amount of Company's CGUs Versus Carrying Values (Detail) - GREECE - Total for all individual assets or cash-generating units - $ / oz
	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Bottom of range
Disclosure of detailed information about property, plant and equipment [line items]
Gold price per ounce	4,000	2,600
Real discount rate	7.25%	6.75%
Value beyond proven and probable, fair value per ounce (usd per oz)	37	40
Top of range
Disclosure of detailed information about property, plant and equipment [line items]
Gold price per ounce	3,000	2,100
Real discount rate	8.25%	7.75%
Value beyond proven and probable, fair value per ounce (usd per oz)	54	60